UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2021

Cleveland BioLabs, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	CBLI	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Cleveland BioLabs, Inc. (the “Company”) on October 19, 2020, on October 16, 2020, the Company, High Street Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Cytocom, Inc. (“Cytocom”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cytocom, with Cytocom continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of Cytocom common stock, each outstanding share of Cytocom preferred stock that was not, by its terms, converted into shares of Cytocom common stock immediately prior to the effective time of the merger, and each vested restricted stock unit of Cytocom will be converted into the right to receive a number of shares of the Company’s common stock determined by the application of an exchange formula set forth in the Merger Agreement. The exchange formula provides that the total number of shares of the Company’s common stock to be issued as merger consideration for Cytocom’s capital stock will, upon issuance, be equal to approximately 61% of the outstanding shares of the combined company’s common stock. Accordingly, under the exchange ratio formula in the Merger Agreement, immediately after the Merger, former Cytocom stockholders are expected to own approximately 61% of the outstanding shares of the combined company’s common stock on a fully diluted basis and stockholders of the Company immediately prior to the Merger are expected to own approximately 39% of the outstanding shares of the combined company’s common stock on a fully diluted basis. Certain adjustments to this ratio will be made in respect of each party’s net cash at the time of the closing of the Merger, as determined in accordance with the Merger Agreement. Each unvested Cytocom restricted stock unit award will be converted into a restricted stock unit award of the Company.

Consummation of the Merger remains subject to the satisfaction or waiver of certain closing conditions specified in the Merger Agreement. If consummation of the Merger takes place, the transaction will be required to be described in Item 2.01 of a Current Report on Form 8-K. This report is being filed to provide certain financial statements of Cytocom and to provide unaudited pro forma financial information of the combined company in connection with this Merger.

Item 2.02     Results of Operations and Financial Condition.

The Company’s preliminary estimated unaudited revenues, research and development (“R&D”) costs and net loss for the year ended December 31, 2020 are set forth below. The Company has provided a range for these preliminary financial results because its closing procedures for its fiscal year ended December 31, 2020 are not yet complete. The Company’s preliminary estimates of the financial results set forth below are based solely on information available to it as of the date of this Current Report on Form 8-K and are inherently uncertain and subject to change. The Company’s preliminary estimates contained in this Current Report on Form 8-K are forward-looking statements. The Company’s actual results remain subject to the completion of management’s final review and its other closing procedures, as well as the completion of the audit of the Company’s annual financial statements. These preliminary estimates are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2020, and should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”). In addition, these preliminary estimates for the year ended December 31, 2020 are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these preliminary financial results.

The preliminary estimated unaudited financial results included in this Current Report on Form 8-K have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, Meaden & Moore, Ltd., has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Accordingly, Meaden & Moore, Ltd. does not express an opinion or any other form of assurance with respect thereto.

For the year ended December 31, 2020, the Company estimates that its revenues will range from $250,000 to $280,000, representing a decrease of approximately 76% compared to the year ended December 31, 2019, primarily due to a decrease in revenue from the Company’s contracts with the U.S Department of Defense that provided grants for preclinical studies and a decrease in revenue from the Incuron LLC service contract for continued preclinical development. The Company does not anticipate any revenues from its contracts with the U.S. Department of Defense in 2021 due to the completion of the contracts and grants in 2020. Service revenue from Incuron LLC is also expected to cease as the Company’s service contract with this company was not extended.

For the year ended December 31, 2020, the Company estimates that its R&D expenses decreased from $1.7 million for the year ended December 31, 2019 to between $0.6 million and $0.8 million for the year ended December 31, 2020, representing a decrease of approximately 58%. Significant reductions include an estimated $0.6 million reduction of funds spent on entolimod for biodefense indication due to reduced preclinical development activity resulting from the Company’s previously disclosed vendor delays in the analytical analyses required to complete the biocomparability study and the U.S. Food and Drug Administration (the “FDA”) having not agreed with the Company’s conclusions regarding the biocomparability study until the first quarter of 2020, which prevented further development progress from occurring, and a decrease of an estimated $0.3 million related to Curaxins. The Company anticipates that R&D expenses associated with the development of its drug candidates will decrease in 2021. However, should the FDA have questions regarding the pre-EUA submission, the Company could conduct unplanned studies as necessary to respond to the FDA questions, within the confines of current funding limitations.

For the year ended December 31, 2020, the Company estimates that its net loss will range from $2.3 million to $2.5 million, a decrease in loss of approximately 10% when compared to a reported net loss of $2.7 million for the year ended December 31, 2019. The decrease in net loss was primarily due to decreased R&D expenses, offset in part by an increase in general and administrative expense primarily related to the Company’s sale of securities in June of 2020 and the negotiation of the Merger.

As of December 31, 2020, the Company estimates that it has approximately $2.3 million in cash, cash equivalents and short-term investments, which are expected to fund the Company’s projected operating requirements and allow it to fund its operating plan, in each case, into April 2022. However, until the Company is able to commercialize its product candidates at a level that covers its cash expenses, the Company will need to raise substantial additional capital, which it may be unable to raise in sufficient amounts, when needed and at acceptable terms.

Cytocom’s closing procedures for its fiscal year ended December 31, 2020 are not yet complete and its actual results remain subject to the completion of its management’s final review and its other closing procedures, as well as the completion of the audit of its annual financial statements. The following preliminary estimates are not a comprehensive statement of Cytocom’s financial results for the year ended December 31, 2020, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. However, it expects to report that it generated no revenues, incurred approximately $5.2 million in research and development expenses and incurred approximately $5.8 million in general and administrative expenses. Cytocom also expects to report that as of December 31, 2020, it has approximately $0.6 million in cash, cash equivalents and short-term investments, which together with cash raised in the first two months of 2021 are expected to fund its projected operating requirements and allow it to fund its operating plan, in each case, into May, 2021. Cytocom also expects that its audit report for the year ended December 31, 2020 will contain a paragraph expressing doubt about its ability continue as a going concern.

The information disclosed in this Item 2.02 shall be deemed “filed” under the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference into the Company’s registration statements on Form S-3 (File Nos. 333-238578, 333-209232, 333-202387, and 333-192755).

Item 9.01     Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired.*

* — Note: Business has not yet been acquired. Financial statements are provided pursuant to Rule 3-05 of Regulation S-X in connection with a probable business combination.

Audited Financial Statements of Cytocom Inc. as of December 31, 2019 and 2018 and the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2019, and the related notes, listed as Exhibit 99.1 and incorporated herein by reference.

Unaudited Financial Statements of Cytocom Inc. as of September 30, 2020 and 2019 and for the nine months ended September 30, 2020 and 2019, together with the related notes to the financial statements, listed as Exhibit 99.2 and incorporated herein by reference.

(b)     Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements of the Company, Cytocom and ImQuest Life Sciences, Inc. and affiliates as of September 30, 2020, for the nine months ended September 30, 2020 and for the year ended December 31, 2019, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)     Exhibits

Exhibit Number	Description
23.1	Consent of Turner, Stone & Company, L.L.P.
99.1

Audited financial statements of Cytocom Inc. as of and for the year ended December 31, 2019 and 2018 (incorporated by reference to pages F-2 through F-23 of the Cleveland BioLabs, Inc.’s Form S-4 (File No. 333-253111), filed with the SEC on February 16, 2021)

99.2

Unaudited financial statements of Cytocom Inc. as of and for the period ended September 30, 2020 and 2019 (incorporated by reference to pages F-24 through F-39 of the Cleveland BioLabs, Inc.’s Form S-4 (File No. 333-253111), filed with the SEC on February 16, 2021)

99.3

Unaudited pro forma condensed combined financial statements of Cleveland BioLabs, Inc., Cytocom Inc. and ImQuest Life Sciences, Inc. and affiliates as of September 30, 2020, for the nine months ended September 30, 2020 and for the year ended December 31, 2019 (incorporated by reference to pages F-74 through F-80 of the Cleveland BioLabs, Inc.’s Form S-4 (File No. 333-253111), filed with the SEC on February 16, 2021)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements give our current expectations of forecasts of future events. All statements other than statements of current or historical fact contained in this current report, including statements regarding our future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals or the impact of any laws or regulations applicable to us, and plans and objectives of management for future operations, are forward-looking statements. The words "anticipate," "believe," "continue," "should," "estimate," "expect," "intend," "may," "plan," "project," "will," and similar expressions, as they relate to us, are intended to identify forward-looking statements.

We have based these forward-looking statements on our current expectations about future events. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed here for various reasons. Factors that could contribute to such differences include, but are not limited to:

•

the risk that the proposed merger with Cytocom, Inc. ("Cytocom") may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock;

•	the failure of either the Company or Cytocom to satisfy any of the conditions to the consummation of the proposed merger, including the approval of the Company’s stockholders;

•	uncertainties as to the timing of the consummation of the proposed merger;

•	the occurrence of any event, change or circumstance that could give rise to the termination of the merger agreement;

•	the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally;

•	risks that the proposed merger disrupts current plans an operations;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•	the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed merger;

•	unexpected costs, charges or expenses resulting from the proposed merger;

•	our need for additional financing to meet our business objectives;

•	our history of operating losses;

•	our ability to successfully develop, obtain regulatory approval for, and commercialize our products in a timely manner;

•	our plans to research, develop and commercialize our product candidates;

•	our ability to attract collaborators with development, regulatory and commercialization expertise;

•	our plans and expectations with respect to future clinical trials and commercial scale-up activities;

•	our reliance on third-party manufacturers of our product candidates;

•	the size and growth potential of the markets for our product candidates, and our ability to serve those markets;

•	the rate and degree of market acceptance of our product candidates;

•	regulatory requirements and developments in the United States, the European Union and foreign countries;

•	the performance of our third-party suppliers and manufacturers;

•	the success of competing therapies that are or may become available;

•	our ability to attract and retain key scientific or management personnel;

•	our reliance on government funding for a significant portion of our operating costs and expenses;

•	government contracting processes and requirements;

•	the exercise of control over our company by our largest stockholder;

•	our potential inability to remain in compliance with the continued listing requirements of the NASDAQ Capital Market;

•	the geopolitical relationship between the United States and the Russian Federation, as well as general business, legal, financial and other conditions within the Russian Federation;

•	our ability to obtain and maintain intellectual property protection for our product candidates;

•	our potential vulnerability to cybersecurity breaches; and

•

the other factors discussed below in "Item 1A. "Risk Factors," in Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other filings we make with the Securities and Exchange Commission.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: February 19, 2021	By:	/s/ Christopher Zosh
	Name:	Christopher Zosh
	Title:	Vice President of Finance